SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549

                              FORM 8-K

                         Current Report Pursuant
                        to Section 13 or 15 (d) of
                  the Securities and Exchange Act of 1934

                    Date of Report:  February 18, 1997

                          MOSCOM CORPORATION
         (Exact Name of Registrant as Specified in its Charter)

                               DELAWARE
             (State or Other Jurisdiction of Incorporation)

              0-13898                      16-1192368
       (Commission File No.)   (I.R.S. Employer Identification No.)

                       3750 Monroe Avenue, Pittsford, NY
                  (Address of Principal Executive Offices)

                                 14534
                              (Zip Code)

                           (716) 381-6000
          (Registrants Telephone Number, including Area Code)



Item 5:  Other Events

     On February 11, 1997 MOSCOM Corporation completed the sale of 281,593 shares of the Companys common stock to two institutional investors for a total of $1,620,000, before associated expenses.

     The private placement of stock was made pursuant to
Section 4(2) of the Securities Act of 1933 and Regulation D of such Act. Following this sale, MOSCOM has 7,217,653 shares of common stock outstanding. MOSCOM also issued to the same investors five-year warrants to purchase an additional 81,000 shares of MOSCOM common stock at a price of $8.85 per share.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized in Pittsford, New York, on March 5, 1996.




                              MOSCOM Corporation

                              By  ____________________________________
                                  Robert L. Boxer, Vice President,
                                  Secretary


                              By  ____________________________________
                                  Ronald C. Lundy, Treasurer
                                  Chief Accounting Officer